EXHIBIT 99.2

                                                                  EXECUTION COPY




                               LEVI STRAUSS & CO.

                     FIRST AMENDMENT TO SUBSIDIARY GUARANTY



                  This FIRST AMENDMENT TO SUBSIDIARY GUARANTY (this "Amendment") is dated as of January 28, 2002 and entered into by and among the undersigned (each a "Guarantor" and collectively the "Guarantors"), and BANK OF AMERICA, N.A., as Administrative Agent for and representative of (in such capacity herein called "Guarantied Party") the several financial institutions (the "Lenders") from time to time party to the Credit Agreement referred to below and any Hedge Bank (as defined in the Credit Agreement referred to below), and for the benefit of the other Beneficiaries (as defined in the Subsidiary Guaranty referred to below) and is made with reference to that certain Subsidiary Guaranty dated as of February 1, 2001 (the "Subsidiary Guaranty"), by the Guarantors. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Subsidiary Guaranty.



                                 R E C I T A L S
                                 - - - - - - - -

                WHEREAS, the Borrower and the Lenders have agreed to enter into that certain Second Amendment to Credit Agreement dated as of January 28, 2002 (the "Second Amendment"), to amend that certain Credit Agreement dated as of February 1, 2001, as amended by First Amendment to Credit Agreement dated as of July 11, 2001 (the "Credit Agreement"), by and among the Borrower, the Lenders, the financial institutions party thereto as Co-Lead Arrangers and Joint Book Managers, the financial institution party thereto as Syndication Agent, the financial institution party thereto as Documentation Agent, and Bank of America, as Administrative Agent;

                WHEREAS, pursuant to the Second Amendment all of the Guarantors may enter into Ordinary Course Hedge Agreements;

                WHEREAS, in order to induce the Lenders to enter into the Second Amendment, the Guarantors have agreed that all Obligations arising from any Hedge Bank Hedge Agreements shall be guarantied by the Guarantors;

                NOW, THEREFORE, based upon the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Lenders and Guarantied Party to enter into the Second Amendment, each Guarantor hereby agrees with Guarantied Party as follows:

                Section 1.  AMENDMENT TO THE SUBSIDIARY GUARANTY

                1.1   Amendment to Section 1:  Guaranty
                      ---------------------------------

        Section 1(a) of the Subsidiary Guaranty is hereby amended to read in its entirety as follows:


                "(a) In order to induce the Lenders to extend credit to the Borrower pursuant to the Credit Agreement and the entry by Hedge Banks into the Hedge Bank Hedge Agreements, the Guarantors jointly and severally irrevocably and unconditionally guaranty, as primary obligors and not merely as sureties, the due and punctual payment in full of all Guarantied Obligations (as hereinafter defined) when the same shall become due, whether at stated maturity, by acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. ss. 362(a)). The term "Guarantied Obligations" is used herein in its most comprehensive sense and includes any and all Obligations of the Borrower and all obligations of the Borrower, FinServ, and each Guarantor under the Hedge Bank Hedge Agreements, now or hereafter made, incurred or created, whether absolute or contingent, liquidated or unliquidated, whether due or not due, and however arising under or in connection with the Credit Agreement, the Hedge Bank Hedge Agreements, this Guaranty and the other Loan Documents, including those arising under successive borrowing transactions under the Credit Agreement which shall either continue the Obligations of the Borrower or from time to time renew them after they have been satisfied; provided, however, that obligations arising under or in connection with the Hedge Bank Hedge Agreements shall be Guarantied Obligations only until the payment in full of all Obligations under the Credit Agreement and the other Loan Documents (other than the Hedge Bank Hedge Agreements), the cancellation or expiration of all Letters of Credit and the termination of the Commitments.


                Each Guarantor acknowledges that a portion of the Advances may be advanced to it, that Letters of Credit may be issued for the benefit of its business and that the Guarantied Obligations are being incurred for and will inure to its benefit.

                Any interest on any portion of the Guarantied Obligations that accrues after the commencement of any proceeding, voluntary or involuntary, involving the bankruptcy, insolvency, receivership, reorganization, liquidation or arrangement of the Borrower, FinServ, or any Guarantor (or, if interest on any portion of the Guarantied Obligations ceases to accrue by operation of law by reason of the commencement of said proceeding, such interest as would have accrued on such portion of the Guarantied Obligations if said proceeding had not been commenced) shall be included in the Guarantied Obligations because it is the intention of each Guarantor and the Guarantied Party that the Guarantied Obligations should be determined without regard to any rule of law or order that may relieve the Borrower, FinServ, or any Guarantor of any portion of such Guarantied Obligations.

                In the event that all or any portion of the Guarantied Obligations is paid, the obligations of each Guarantor hereunder shall continue and remain in full force and effect or be reinstated, as the case may be, in the event that all or any part of such payment(s) is rescinded or recovered directly or indirectly from the Guarantied Party or any other Beneficiary as a preference, fraudulent transfer or otherwise, and any such payments that are so rescinded or recovered shall constitute Guarantied Obligations.

                Subject to the other provisions of this Section 1, upon the failure of the Borrower, FinServ, or any Guarantor to pay any of the Guarantied Obligations when and as the same shall become due, each Guarantor will upon demand pay, or cause to be paid, in cash, to the Guarantied Party for the ratable benefit of Beneficiaries, an amount equal to the aggregate of the unpaid Guarantied Obligations."

                1.2  Amendment to Section 2: Guaranty Absolute; Continuing
                     -----------------------------------------------------
                     Guaranty
                     --------

        Section 2 of the Subsidiary Guaranty is hereby amended to read in its entirety as follows:

        "The obligations of each Guarantor hereunder are irrevocable, absolute, independent and unconditional and shall not be affected by any circumstance which constitutes a legal or equitable discharge of a guarantor or surety other than payment in full of the Guarantied Obligations. In furtherance of the foregoing and without limiting the generality thereof, each Guarantor agrees that: (a) this Guaranty is a guaranty of payment when due and not of collectibility; (b) the Guarantied Party may enforce this Guaranty upon the occurrence of an Event of Default under the Credit Agreement notwithstanding the existence of any dispute between the Borrower, FinServ, or any Guarantor and any Beneficiary with respect to the existence of such event; (c) the obligations of each Guarantor hereunder are independent of the obligations of the Borrower under the Loan Documents or of the Borrower and FinServ under the Hedge Bank Hedge Agreements and the obligations of any other Guarantor hereunder or under the Hedge Bank Hedge Agreements and a separate action or actions may be brought and prosecuted against each Guarantor whether or not any action is brought against the Borrower, FinServ or any of such other Guarantors and whether or not the Borrower, FinServ or any other Guarantor is joined in any such action or actions; and (d) a payment of a portion, but not all, of the Guarantied Obligations by one or more Guarantors shall in no way limit, affect, modify or abridge the liability of such or any other Guarantor for any portion of the Guarantied Obligations that has not been paid. This Guaranty is a continuing guaranty and shall be binding upon each Guarantor and its successors and assigns, and each Guarantor irrevocably waives any right to revoke this Guaranty as to future transactions giving rise to any Guarantied Obligations."

                1.3  Amendment to Section 4(f): No Discharge
                     ---------------------------------------

        Section 4(f) of the Subsidiary Guaranty is hereby amended to read in its entirety as follows:

        "(f) any defenses, set-offs or counterclaims which the Borrower, FinServ, or any other Guarantor may assert against the Guarantied Party or any Beneficiary in respect of the Guarantied Obligations, including but not limited to failure of consideration, breach of warranty, payment, statute of frauds, statute of limitations, accord and satisfaction and usury, and"

                1.4  Amendment to Sections 5: Waivers
                     --------------------------------

                A. Sections 5(a)(iii), 5(b) and 5(f) of the Subsidiary Guaranty are hereby amended to read in their entirety as follows:

        "(a)(iii) proceed against or have resort to any balance of any deposit account or credit on the books of any Beneficiary in favor of the Borrower, FinServ, any other Guarantor, or any other Person, or

        "(b)any defense arising by reason of the incapacity, lack of authority or any disability or other defense of the Borrower, FinServ, or any other Guarantor, including any defense based on or arising out of the lack of validity or the unenforceability of the Guarantied Obligations or any agreement or instrument relating thereto or by reason of the cessation of the liability of the Borrower, FinServ, or any other Guarantor from any cause other than payment in full of the Guarantied Obligations;

        "(f) notices, demands, presentments, protests, notices of protest, notices of dishonor and notices of any action or inaction, including acceptance of this Guaranty, notices of default under the Credit Agreement, notices of default, close out or early termination under any Hedge Bank Hedge Agreement or any agreement or instrument related thereto, notices of any renewal, extension or modification of the Guarantied Obligations or any agreement related thereto, notices of any extension of credit to the Borrower, FinServ, or any other Guarantor and notices of any of the matters referred to in Sections 3 and 4 hereof and any right to consent to any thereof; and"

                B. The first sentence of the second paragraph of Section 5 of the Subsidiary Guaranty is hereby amended to read in its entirety as follows:

        "As used in this paragraph, any reference to "the principal" includes the Borrower, FinServ, and any other Guarantor party to any Hedge Bank Hedge Agreement and any reference to "the creditor" includes the Guarantied Party and each other Beneficiary."

                1.5  Amendment to Section 6: Guarantors' Rights of Subrogation,
                     ---------------------------------------------------------
                     Contribution, Etc.; Subordination of Other Obligations
                     ------------------------------------------------------

        Section 6 of the Subsidiary Guaranty is hereby amended to read in its entirety as follows:

        "Until the Guarantied Obligations shall have been paid in full, the Commitments shall have terminated and all Letters of Credit shall have expired or been cancelled, no Guarantor shall exercise any claim, right or remedy, direct or indirect, that such Guarantor now has or may hereafter have against the Borrower, FinServ, any other Guarantor or their respective assets in connection with this Guaranty or the performance by such Guarantor of its obligations hereunder, in each case whether such claim, right or remedy arises in equity, under contract, by statute (including under California Civil Code Section 2847, 2848 or 2849), under common law or otherwise and including (a) any right of subrogation, reimbursement or indemnification that such Guarantor now has or may hereafter have against the Borrower, FinServ, or any other Guarantor, (b) any right to enforce, or to participate in, any claim, right or remedy that any Beneficiary now has or may hereafter have against the Borrower, FinServ, or any other Guarantor, and (c) any benefit of, and any right to participate in, any collateral or security now or hereafter held by any Beneficiary. Each Guarantor further agrees that, to the extent the waiver or agreement to withhold the exercise of its rights of subrogation, reimbursement, indemnification and contribution as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any rights of subrogation, reimbursement or indemnification such Guarantor may have against the Borrower, FinServ, or any other Guarantor or against any collateral or security, and any rights of contribution such Guarantor may have against any such other guarantor, shall be junior and subordinate to any rights the Guarantied Party or the other Beneficiaries may have against the Borrower, FinServ, or any other Guarantor, to all right, title and interest the Guarantied Party or the other Beneficiaries may have in any such collateral or security, and to any right the Guarantied Party or the other Beneficiaries may have against such other guarantor.

        Any indebtedness of the Borrower, FinServ, or any other Guarantor now or hereafter held by any Guarantor is subordinated in right of payment to the Guarantied Obligations, and any such indebtedness of the Borrower, FinServ, or any other Guarantor to a Guarantor collected or received by such Guarantor after an Event of Default has occurred and is continuing, and any amount paid to a Guarantor on account of any subrogation, reimbursement, indemnification or contribution rights referred to in the preceding paragraph when all Guarantied Obligations have not been paid in full, shall be held in trust for the Guarantied Party on behalf of Beneficiaries and shall forthwith be paid over to the Guarantied Party for the benefit of Beneficiaries to be credited and applied against the Guarantied Obligations."

                1.6  Amendment to Section 8: Financial Condition of the Borrower
                     -----------------------------------------------------------
                     or FinServ
                     ----------

        Section 8 of the Subsidiary Guaranty is hereby amended to read in its entirety as follows:

        "Financial Condition of the Borrower, FinServ, or any other Guarantor.
        ----------------------------------------------------------------------
        No Beneficiary shall have any obligation, and each Guarantor waives any duty on the part of any Beneficiary, to disclose or discuss with such Guarantor its assessment, or such Guarantor's assessment, of the financial condition of the Borrower, FinServ, or any other Guarantor or any matter or fact relating to the business, operations or condition of the Borrower, FinServ, or any other Guarantor. Each Guarantor has adequate means to obtain information from the Borrower, FinServ, or any other Guarantor on a continuing basis concerning the financial condition of the Borrower, FinServ, or any other Guarantor and its ability to perform its obligations under the Loan Documents and the Hedge Bank Hedge Agreements, as the case may be, and each Guarantor assumes the responsibility for being and keeping informed of the financial condition of the Borrower, FinServ, or any other Guarantor and of all circumstances bearing upon the risk of nonpayment of the Guarantied Obligations."

                1.7  Amendment to Section 12: Discharge of Guaranty Upon Sale of
                     -----------------------------------------------------------
                     Guarantor
                     ---------

        Section 12 of the Subsidiary Guaranty is hereby amended to read in its entirety as follows:

        "If all of the stock of a Guarantor or any of its successors in interest under this Guaranty shall be sold or otherwise disposed of (including by merger or consolidation) in any sale or other disposition to a Person other than a Subsidiary or an Affiliate of the Borrower not prohibited by the Credit Agreement or otherwise consented to by Required Lenders, the obligations of such Guarantor or such successor in interest, as the case may be, hereunder shall automatically be discharged and released without any further action by any Beneficiary or any other Person effective as of the time of such sale; provided that, if the sale of such stock constitutes a disposition of assets as a condition precedent to such discharge and release, the Guaranteed Party shall have received evidence satisfactory to it that arrangements satisfactory to it have been made for delivery to the Guaranteed Party of the Net Cash Proceeds (if any) as required by the Credit Agreement."

                1.8  Amendment to Section 14: Miscellaneous
                     --------------------------------------

        The second paragraph of Section 14 is hereby amended to read in its entirety as follows:

        "The rights, powers and remedies given to Beneficiaries by this Guaranty are cumulative and shall be in addition to and independent of all rights, powers and remedies given to Beneficiaries by virtue of any statute or rule of law or in any of the Loan Documents or Hedge Bank Hedge Agreements or any agreement between one or more Guarantors and one or more Beneficiaries or between the Borrower, FinServ, or any Guarantor party to any Hedge Bank Hedge Agreement and one or more Beneficiaries. Any forbearance or failure to exercise, and any delay by any Beneficiary in exercising, any right, power or remedy hereunder shall not impair any such right, power or remedy or be construed to be a waiver thereof, nor shall it preclude the further exercise of any such right, power or remedy."

                Section 2.  REPRESENTATIONS AND WARRANTIES

                Each Guarantor represents and warrants that the following statements are true, correct and complete:


                A. Organization and Powers. Such Guarantor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (ii) is duly qualified and in good standing as a foreign corporation in each other jurisdiction in which it owns or leases property or in which the conduct of its business requires it to so qualify or be licensed except where the failure to so qualify or be licensed would not be reasonably likely to have a Material Adverse Effect and (iii) has all requisite power and authority (including, without limitation, all Governmental Authorizations) to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Subsidiary Guaranty as amended by this Amendment (the "Amended Agreement").

                B. No Conflict. The execution and delivery of this Amendment and performance by such Guarantor of the Amended Agreement is within such Guarantor's powers, has been duly authorized by all necessary action, and do not
(i) contravene such Guarantor's Constitutive Documents, (ii) violate any Requirements of Law, (iii) conflict with or result in the breach of, or constitute a default or require any payment to be made under, any contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting such Guarantor, any of its Subsidiaries or any of their properties or (iv) except for the Liens created or permitted under the Loan Documents, result in or require the creation or imposition of any Lien upon or with respect to any of the properties of such Guarantor or any of its Subsidiaries. Neither such Guarantor nor any of its Subsidiaries is in violation of any such Requirements of Law or in breach of any such contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument, the violation or breach of which would be reasonably likely to have a Material Adverse Effect.

                C. Governmental Consents. No Governmental Authorization, and no other authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or any other third party is required for the due execution, delivery, recordation or filing of this Amendment or the performance by such Guarantor of the Amended Agreement.

                D. Binding Obligation. This Amendment and the Amended Agreement have been duly executed and delivered by such Guarantor, and are, the legal, valid and binding obligation of each Loan Party party thereto, enforceable against such Loan Party in accordance with its terms.

                Section 3. MISCELLANEOUS

                A. Reference to and Effect on the Subsidiary Guaranty and the Other Loan Documents.

                (i) On and after the date hereof, each reference in the Subsidiary Guaranty to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Subsidiary Guaranty, and each reference in the other Loan Documents to the "Subsidiary Guaranty", "thereunder", "thereof" or words of like import referring to the Subsidiary Guaranty shall mean and be a reference to the Amended Agreement.

                (ii) Except as specifically amended by this Amendment, the Subsidiary Guaranty and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Guarantied Party or any Lender under, the Subsidiary Guaranty or any of the other Loan Documents.

                B. Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

                C. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW
YORK) WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THAT WOULD REQUIRE APPLICATION OF ANOTHER LAW.

                D. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery by telecopier of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment. This Amendment shall become effective upon the execution of a counterpart hereof by the Guarantors and Guarantied Party.

         IN WITNESS WHEREOF, the Guarantors and Guarantied Party have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


                                    BATTERY STREET ENTERPRISES, INC.




                                    By:  __________________________________
                                    Name:  Joseph M. Maurer
                                    Title: Treasurer



                                    LEVI STRAUSS FINANCIAL CENTER
                                    CORPORATION



                                    By:  __________________________________
                                    Name:  Joseph M. Maurer
                                    Title: Treasurer



                                    LEVI STRAUSS FUNDING, LLC





                                    By:  __________________________________
                                    Name:  Joseph M. Maurer
                                    Title: Treasurer

                                    LEVI STRAUSS GLOBAL FULFILLMENT
                                    SERVICES, INC.




                                    By:  __________________________________
                                    Name:  Joseph M. Maurer
                                    Title: Treasurer



                                    LEVI STRAUSS GLOBAL
                                    OPERATIONS, INC.



                                    By:  __________________________________
                                    Name:  Joseph M. Maurer
                                    Title: Treasurer



                                    LEVI STRAUSS INTERNATIONAL



                                    By:  __________________________________
                                    Name:  Joseph M. Maurer
                                    Title: Treasurer




                                    LEVI STRAUSS LATIN AMERICA, INC.



                                    By:  __________________________________
                                    Name:  Joseph M. Maurer
                                    Title: Treasurer




                                    LEVI'S ONLY STORES, INC.



                                    By:  __________________________________
                                    Name:  Joseph M. Maurer
                                    Title: Treasurer

                                    NF INDUSTRIES, INC.




                                    By:  __________________________________
                                    Name:  Joseph M. Maurer
                                    Title: Treasurer




                                    BANK OF AMERICA, N.A.,

                                    As Administrative Agent, as Guarantied Party



                                    By:  __________________________________
                                    Name:  Kathleen Carry
                                    Title: Vice President